UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2016

CORPORATE CAPITAL TRUST II

(Exact name of registrant as specified in its charter)

Delaware	814-01108	47-1595504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Increase in Public Offering Price

On October 10, 2016, our board of trustees increased the public offering price of our continuous public offering of common stock from $9.65 per share to $9.75 per share. This increase in our public offering price is effective as of October 11, 2016. As a result of the increase in our public offering price per share, our maximum sales load per share and the net proceeds per share will correspondingly increase from $0.458 to $0.463 and from $9.19 to $9.29, respectively.

Declaration of Distribution

On October 10, 2016, our board of trustees declared a distribution that represents an annualized distribution yield of 6.0% based on the current public offering price of $9.75 per share. The distribution is based on weekly record dates beginning on October 11, 2016 through and including January 3, 2017. The distributions will be paid monthly on October 26, 2016, November 30, 2016, and January 4, 2017. The annualized distribution yield should not be interpreted to be a measure of our current or future performances. It is anticipated that the distributions will be substantially supported by net investment income and realized gains. The sources of distributions will be disclosed in our regular financial reports.

The record dates and payment dates will be as follows:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share
October 11, 2016	October 26, 2016	$0.011250
October 18, 2016	October 26, 2016	$0.011250
October 25, 2016	October 26, 2016	$0.011250

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share
November 1, 2016	November 30, 2016	$0.011250
November 8, 2016	November 30, 2016	$0.011250
November 15, 2016	November 30, 2016	$0.011250
November 22, 2016	November 30, 2016	$0.011250
November 29, 2016	November 30, 2016	$0.011250

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share
December 6, 2016	January 4, 2017	$0.011250
December 13, 2016	January 4, 2017	$0.011250
December 20, 2016	January 4, 2017	$0.011250
December 27, 2016	January 4, 2017	$0.011250
January 3, 2017	January 4, 2017	$0.011250

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not statements of historical or current fact may constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. While the Company believes that the current expectations reflected in its forward-looking statements are based upon reasonable assumptions, such statements are inherently susceptible to a variety of risks, uncertainties, changes in circumstances and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements.

Forward-looking statements speak only as of the date on which they are made; and the Company undertakes no obligation, and expressly disclaims any obligation, to publicly release the results of any revisions to its forward-looking statements made to reflect future events or circumstances, new information, changed assumptions, the occurrence of unanticipated subsequent events, or changes to future operating results over time, except as otherwise required by law.

The Company’s forward-looking statements and projections are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016		CORPORATE CAPITAL TRUST II
a Delaware statutory trust

	By:	/s/ Steven D. Shackelford
Steven D. Shackelford President and Chief Financial Officer